                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust (N.A), as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        --------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.

                              GREEN TREE FINANCIAL CORP.


                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HE Amount Available
         (including Monthly Servicing Fee)                   $8,162,154.45

     (b) Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                  .00


     (c) Sub-Pool HE Amount Available after giving effect to
         withdrawal of any Class HE: M-1 Interest Deficiency
         Amount, Class HE: M-2 Interest Deficiency Amount and
         Class HE: B-1 Interest Deficiency Amount for prior
         Payment Date                                         8,162,154.45

2.   Aggregate Interest

     (a)  Class HE: A-1 ARM Pass-through Rate   5.91750%
     (b)  Class HE: A-1 Interest                                146,891.74
     (c)  Class HE: A-1 Pass-through Rate          6.02%
     (d)  Class HE: A-1 Interest                                 27,447.07
     (e)  Class HE: A-2 Pass-through Rate          6.28%
     (f)  Class HE: A-2 Interest                                191,754.57
     (g)  Class HE: A-3 Pass-through Rate          6.61%
     (h)  Class HE: A-3 Interest                                345,504.70
     (i)  Class HE: A-4 Pass-through Rate          6.81%
     (j)  Class HE: A-4 Interest                                116,655.30
     (k)  Class HE: A-5 Pass-through Rate          7.15%
     (l)  Class HE: A-5 Interest                                334,858.33
     (m)  Class HE: A-6 Pass-through Rate          7.12%
     (n)  Class HE: A-6 Interest                                241,379.87

3.   Amount applied to Unpaid Class HE: A Interest Shortfall           .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                   .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 2


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

     PRINCIPAL

5.  Class HE: A-1ARM Formula Principal Distribution Amount:
    (lesser of Class HE: A-1ARM Principal Balance or sum of (a)-(f))

    (a) Scheduled Principal                15,626.99
    (b) Principal Prepayments             571,931.03
    (c) Liquidated Contracts                     .00
    (d) Repurchases                              .00
    (e) Clause (v) of defination                 .00
    (f) June 2029 Payment Date:
        Scheduled Principal Balance of
        Adjustable Rate Contracts                .00

                Total Principal                                 587,558.02

6.  Class A Formula Principal Distribution Amount:

    (a) Scheduled Principal               279,711.78
    (b) Principal Prepayments           4,277,627.72
    (c) Liquidated Contracts               18,743.66
    (d) Repurchases                              .00
    (e) Previously undistributed Principal
        Amounts                                  .00
    (f) Less Class HE: A-1ARM Formula
        Principal Distribution Amount            .00

               Total Principal                                4,576,083.16

7.  HE Pool Scheduled Principal Balance                     294,814,897.84
    (a) Fixed Rate Home Equity Contracts                    263,486,814.88
    (b) Adjustable Rate Contracts                            31,328,082.96

8.  Senior Percentage for such Payment Date                            100%

9. Class HE: A-6 Lockout Percentage for such Payment Date              100%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 3



                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                      587,558.02
     (b)  Class HE: A-6 Lockout Remittance Amount                      .00

     (c)  Balance of Senior Percentage of Formula
          Principal Distribution Amount
          (i)   Class HE: A-1                                 4,576,083.16
          (ii)  Class HE: A-2                                          .00
          (iii) Class HE: A-3                                          .00
          (iv)  Class HE: A-4                                          .00
          (v)   Class HE: A-5                                          .00
          (vi)  Class HE: A-6                                          .00

11.  Class HE: A Principal Balance:

     (a)  Class HE: A-1ARM Principal Balance                 31,328,082.96
     (b)  Class HE: A-1 Principal Balance                       895,093.88
     (c)  Class HE: A-2 Principal Balance                    36,641,000.00
     (d)  Class HE: A-3 Principal Balance                    62,724,000.00
     (e)  Class HE: A-4 Principal Balance                    20,556,000.00
     (f)  Class HE: A-5 Principal Balance                    56,200,000.00
     (g)  Class HE: A-6 Principal Balance                    40,682,000.00

   CLASS HE: M-1 CERTIFICATES
   --------------------------

12.  Amount Available less the Class HE:
     A Distribution Amount (including Monthly
     Servicing Fee)                                           1,594,021.69

     INTEREST on Class HE: M-1 Principal Balance less
     Class HE: M-1 Liquidation Loss Principal Amount

13.  Current Interest
       (a) Class HE: M-1 Pass-through Rate      7.65%
       (b) Class HE: M-1 Interest                               114,673.50

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall         .00

15.  Amount applied to Class HE: M-1 Interest Deficiency Amount        .00

16.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount         .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 4


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

17. Remaining Unpaid Class HE: M-1 Interest Shortfall                  .00

    PRINCIPAL

18. Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Repayments              .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                    Total Principal                                    .00

19. Pool Scheduled Principal Balance of Sub-Pool HE         263,486,814.88
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                           31,328,082.96

20. Sub-Pool HE Senior Percentage for such Payment Date                100%

21. Class HE: M-1 Principal Balance                                    .00

22. Class HE: M-1 Principal Balance                          17,988,000.00

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23. Aggregate Liquidation Loss Principal Amount                        .00

24. Class HE: M-1 Liquidation Loss Principal Amount                    .00

25. Interest at Class HE: M-1 Pass-Through Rate on:

         (a)  Class HE: M-1 Liquidation Loss Principal Amount          .00
         (b)  Unpaid Class HE: M-1 Liquidation Loss Interest
              Shortfall                                                .00

26. Amount applied to such interest                                    .00

27. Liquidation Loss interest remaining unpaid                         .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 5


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

     CLASS HE: M-2 CERTIFICATES
     --------------------------

28.  Amount Available less the Class HE:
     A Distribution  Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                 1,479,348.19

     INTEREST

29.  Current Interest

          (a)  Class HE: M-2 Pass-Through Rate  7.80%
          (b)  Class HE: M-2 Interest                            74,405.50

30.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall         .00

31.  Amount applied to Class HE: M-2 Interest Deficiency Amount        .00

32.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount         .00

33.  Remaining unpaid Class HE: M-2 Interest Shortfall                 .00

     PRINCIPAL

34.  Class M-2 Formula Principal Distribution Amount:
        (a)  Scheduled Principal                 .00
        (b)  Principal Prepayments               .00
        (c)  Liquidated Contracts                .00
        (d)  Repurchases                         .00
        (e)  Previously undistributed
             Principal Amounts                   .00
        (f)  Less Class HE: A-1ARM Formula
             Principal Distribution Amount       .00

                         Total Principal                               .00

35.  Pool Schedule Principal                                263,486,814.88
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                          31,328,082.96

36.  Senior Percentage for such Payment Date                           100%

37.  Class HE: M-2 Principal Distribution                              .00

38.  Class HE: M-2 Principal Balance                         11,447,000.00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 6


                                 Distribution Date:12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Aggregate Liquidation Loss Principal Amount                       .00

40.  Class HE: M-2 Liquidatin Loss Principal Amount                    .00

41.  Interest at Class HE: M-2 Pass-Through Rate on:

         (a)  Class HE: M-2 Liquidation Loss Principal Amount          .00
         (b)  Unpaid Class HE: M-2 Liquidation Loss
              Interest Shortfall                                       .00

42.  Amount applied to such interest                                   .00

43.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in June 2000)

44.  Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                            1.79%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for tHEs month
              and two preceding months; may not exceed 2.5%)          1.31%

45.  Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Payment Date                                            2.25%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)            2.08%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 7


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3334953-0


46.  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current
            Payment Date (as a percentage of Cut-off Date
            Pool Principal Balance: may not exceed 9%)                 .01%

47.  Current Realized Losses Test

        (a) Current Realized Losses for current
            Payment Date                                         20,388.70

        (b) Current Realized Loss Ratio (total Realized Losses
            for most recent three months, multiplied By 4, divided
            by arithmetic average of Pool Scheduled Principal
            Balances for third preceding Remittance and for current
            Remittance Date; may not exceed 2%)                        .03%

48.  Class HE: B Principal Balance Test

        (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
            Principal Balance for prior Payment Date (must equal or
            exceed 10%)                                               5.45%

     CLASS HE: B-1 CERTIFICATES
     --------------------------

49.  Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                           1,404,942.69


     INTEREST

50.  Class HE: B-1 Pass-Through Rate                7.84%

51.  Current Interest                                            74,787.07

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall         .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount        .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount         .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 8



                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                 .00

     PRINCIPAL

56.  Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                         Total Principal                               .00

57.  Pool Scheduled Principal                               263,486,814.88
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                          31,328,082.96

58.  Class HE: B Percentage for such Payment Date                        0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                               .00

60.  Class HE: B Principal Balance                           16,353,721.00

61.  Class HE: B-1 Principal Balance                         11,447,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Aggregate Liquidation Loss Principal Amount                       .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                   .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

          (a) Class HE: B-1 Liquidation Loss Principal Amount          .00
          (b) Unpaid Class HE: B-1 Liquidation Loss
              Interest Shortfall                                       .00

65.  Amount applied to such interest                                   .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                     Page 9


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0


66.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Amount Available                               1,330,155.62

     INTEREST on Class HE: B-2 Principal Balance less Class HE: B-2 Liquidation Loss Principal Amount

68.  Class HE: B-2 Pass-Through Rate            8.00%

69.  Current Interest                                            32,711.47

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall         .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                 .00

     PRINCIPAL

72.  Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount      .00

                         Total Principal                               .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE        263,486,814.88
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                          31,328,082.96

74.  Class HE: B Percentage for such Payment Date                        0%

75.  Class HE: B Percentage of Formula Principal Distribution
     Amount                                                            .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 10

                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0


76.  Current Principal (Class HE: B Percentage of Formula
     Principal Distribution Amount less Class HE: B-1
     Principal Balance)                                                .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                   .00

78.  Class HE: B-2 Guaranty Payment                                    .00

79.  Class HE: B-2 Class HE:Principal Balance                 4,906,721.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Aggregate Liquidation Loss Principal Amount                       .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                   .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a) Class HE: B-2 Liquidation Loss Principal Amount          .00
          (b) Unpaid Class HE: B-2 Liquidation Loss Interest
              Shortfall                                                .00

83.  Amount applied to such interest                                   .00

84.  Liquidation Loss interest remaining unpaid                        .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 11


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0


     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Pool Factors

          (a)  Class HE: A-1ARM Pool Factor                      .85919815
          (b)  Class HE: A-1 Pool Factor                         .03196992
          (c)  Class HE: A-2 Pool Factor                        1.00000000
          (d)  Class HE: A-3 Pool Factor                        1.00000000
          (e)  Class HE: A-4 Pool Factor                        1.00000000
          (f)  Class HE: A-5 Pool Factor                        1.00000000
          (g)  Class HE: A-6 Pool Factor                        1.00000000
          (h)  Class HE: M-1 Pool Factor                        1.00000000
          (i)  Class HE: M-2 Pool Factor                        1.00000000
          (j)  Class HE: B-1 Pool Factor                        1.00000000
          (k)  Class HE: B-2 Pool Factor                        1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE Fixed
     (a)  31-59 days            5,444,114.67    109
     (b)  60-89 days            1,423,035.07     26
     (c)  90 or more days       1,298,086.58     23


     Adjustable Rate
     (a)  31-59 days            1,194,521.96     10
     (b)  60-89 days               98,401.56      2
     (c)  90 or more days                .00      0

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                 2,330,139.06
     Adjustable Rate Contracts                                  130,414.42

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Fixed Contracts                    #1              20,338.70
     Adjustable Rate Contracts                   #0                    .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 NOVEMBER 1997
                                    Page 12


                                 Distribution Date: 12/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335687-0

89.  Number of Loans Remaining

     Total HE Fixed Contracts                     5115
     Adjustable Rate Contracts                     281


     CLASS HE: C CERTIFICATES
     ------------------------

90.  Monthly Servicing Fee                                      187,486.59

91.  Guarantee Fee                                              749,946.35

92.  Class C Residual Payment                                   360,011.22

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding tHEs Statement or your Distribution.